Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the trust units representing beneficial interests in Enduro Royalty Trust, a Delaware statutory trust beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 10th day of September, 2018.

PERMIANVILLE HOLDINGS LLC

By:	/s/ Richard Gannalo
Name:	Richard Gannalo
Title:	Chief Financial Officer and Chief Operating Officer

PERMIANVILLE INTERMEDIARY LLC—SERIES 1

By:	/s/ Richard Gannalo
Name:	Richard Gannalo
Title:	Chief Financial Officer and Chief Operating Officer

PERMIANVILLE INTERMEDIARY LLC—SERIES 2

By:	/s/ Richard Gannalo
Name:	Richard Gannalo
Title:	Chief Financial Officer and Chief Operating Officer

PERMIANVILLE INTERMEDIARY LLC—SERIES 3

By:	/s/ Richard Gannalo
Name:	Richard Gannalo
Title:	Chief Financial Officer and Chief Operating Officer

CROSS OCEAN USSS Fund I (A) (Cayman)

By: Cross Ocean USSS GP LP, its general partner

By:	/s/ Greg Bennett
Name:	Greg Bennett
Title:	Director

CROSS OCEAN USSS SIF I LP

By: Cross Ocean USSS GP LP, its general partner

By:	/s/ Greg Bennett
Name:	Greg Bennett
Title:	Director

CROSS OCEAN USSS FUND I (A) DEL FEEDER LP

By: Cross Ocean USSS GP LP, its general partner

By:	/s/ Greg Bennett
Name:	Greg Bennett
Title:	Director

CROSS OCEAN USSS GP LP

By: Cross Ocean USSS GP Ltd, its general partner

By:	/s/ Greg Bennett
Name:	Greg Bennett
Title:	Director

CROSS OCEAN USSS GP LTD

By:	/s/ Greg Bennett
Name:	Greg Bennett
Title:	Director

CROSS OCEAN PARTNERS MANAGEMENT LP

By:	/s/ Matthew Rymer
Name:	Matthew Rymer
Title:	General Counsel & Chief Compliance Officer

CROSS OCEAN PARTNERS MANAGEMENT GP, LLC

By: GG Managers LLC, its sole member

By:	/s/ Graham Goldsmith
Name:	Graham Goldsmith
Title:	Member

GG MANAGERS LLC

By:	/s/ Graham Goldsmith
Name:	Graham Goldsmith
Title:	Member

GRAHAM GOLDSMITH

/s/ Graham Goldsmith